Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 10, 2020, amends the Credit Agreement (as amended, restated, modified or supplemented prior to the date hereof, the “Credit Agreement”) dated as of March 19, 2020 among PHILLIPS 66, a Delaware corporation (the “Borrower”), PHILLIPS 66 COMPANY, a Delaware corporation (the “Initial Guarantor”), the lenders party thereto (the “Lenders”) and MIZUHO BANK, LTD., as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
Preliminary Statement: The parties desire to amend the Credit Agreement to extend the Commitment Period and certain other changes set forth herein. Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after the Amendment Effective Date, refer to the Credit Agreement as amended hereby.
I. AMENDMENT

Effective as of the Amendment Effective Date (as defined in Section 3.1 below), the Credit Agreement is amended as follows:
1.1 The definition of “Commitment Period” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Commitment Period”: the period from and including the Closing Date to and including September 19, 2020, or such earlier date as all of the Commitments shall be fully utilized or terminated as provided herein.

1.2 Subsection 2.8(c) of the Credit Agreement is hereby amended to read as follows:
(c) The Borrower agrees to pay to the Administrative Agent for the account of each Lender, a non-refundable ticking fee (the “Ticking Fee”) of 0.15% from and including the Closing Date, to, but excluding, the last day of the Commitment Period, computed on the average daily undrawn amount of the Commitment of such Lender during the period for which payment is made. The Ticking Fee shall be payable on June 19, 2020 and on the last day of the Commitment Period.
II. REPRESENTATIONS AND WARRANTIES

Each of the Borrower and each Guarantor, with respect to representations and warranties pertaining to it, represents and warrants to the Administrative Agent and to each Lender, as of the Amendment Effective Date that:
(a) The execution, delivery and performance by it of this Amendment (i) are within its corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, (ii) require no consent or approval of, or other action by or in respect of, or registration or filing with, any Governmental Authority, (iii) do not contravene or constitute a breach or default under, any of its Organization Documents, (iv) do not contravene any applicable Law or regulation, and (v) do not result in the creation or imposition of any Lien prohibited by the Credit Agreement on any assets of the Borrower or any
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Subsidiaries, except, in the cases of clauses (ii) and (iv), as would not reasonably be expected to result in a Material Adverse Effect.

(b) This Amendment constitutes a valid and binding agreement, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, moratorium, insolvency or similar Laws affecting the rights of creditors generally and general principles of equity.

(c) No Default or Event of Default has occurred and is continuing.

(d) The Initial Guarantor constitutes the only Required Guarantor.
III. CONDITIONS TO EFFECTIVENESS
This Amendment shall be effective on the date (the “Amendment Effective Date”) that the Administrative Agent shall have received counterparts of this Amendment, executed by the Administrative Agent, the Required Lenders, and each Loan Party.
IV. RATIFICATION
Each of the Borrower and the Initial Guarantor hereby ratifies all of its respective Obligations under the Credit Agreement, the Notes, and the other Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and the other Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Nothing in this Amendment extinguishes, novates or releases any right or claim of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is such Person released from any covenant, warranty or obligation created by or contained herein. This Amendment constitutes a Loan Document. Except as otherwise expressly provided by this Amendment, all of the provisions of the Credit Agreement shall remain the same.
V. MISCELLANEOUS
5.1 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

5.2 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, and may be delivered by electronic (including emailed pdf) or facsimile means or any other electronic means that reproduces an image of the actual executed signature page, and each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
BORROWER:
PHILLIPS 66
By: /s/ Judith A. Vincent
Name: Judith A. Vincent
Title: Vice President and Treasurer

INITIAL GUARANTOR:
PHILLIPS 66 COMPANY
By: /s/ Judith A. Vincent
Name: Judith A. Vincent
Title: Vice President and Treasurer

[Signature Page to First Amendment]

MIZUHO BANK, LTD., as Administrative Agent and a Lender
By: /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender
By: /s/ Donovan Crandall
Name: Donovan Crandall
Title: Managing Director

[Signature Page to First Amendment]

BNP PARIBAS, as a Lender

By: /s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director

By: /s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Vice President

[Signature Page to First Amendment]

CITIBANK, N.A., as a Lender
By: /s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[Signature Page to First Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By: /s/ Michael Boroweicki
Name: Michael Boroweicki
Title: Authorized Signatory

[Signature Page to First Amendment]

TRUIST BANK, as a Lender

By: /s/ James Giordano
Name: James Giordano
Title: Senior Vice President

[Signature Page to First Amendment]

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By: /s/ James Boyle
Name: James Boyle
Title: Director

By: /s/ Barbara Stacks
Name: Barbara Stacks
Title: Director

[Signature Page to First Amendment]

MUFG UNION BANK, N.A., as a Lender

By: /s/ Anastasiya Bykov
Name: Anastasiya Bykov
Title: Authorized Signatory

[Signature Page to First Amendment]

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Signature Page to First Amendment]

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to First Amendment]

ROYAL BANK OF CANADA, as a Lender
By: /s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

[Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Shawn O’Hara
Name: Shawn O’Hara
Title: Senior Vice President

[Signature Page to First Amendment]